UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2019

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 West 38th Street, 10th Floor New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On September 10, 2019, SELLAS Life Sciences Group, Inc. (the "Company") held a Special Meeting of Stockholders ("Special Meeting"). There were 142,891,089 shares of common stock, or approximately 68.01% of all outstanding shares, present in person or represented by proxy. At the Special Meeting, the stockholders voted on the following three proposals and cast their votes as described below. Proposal 2 is considered to be “non-routine,” meaning that if a stockholder's broker did not receive instructions on how to vote a stockholder's shares on such non-routine matter, the broker did not have the authority to vote on the matter with respect to such shares. This is referred to as a “broker non-vote.” Proposals 1 and 3 were considered to be “routine” matters; if a stockholder did not return voting instructions to the stockholder's broker for Proposals 1 and 3, the stockholder's shares were voted by the broker in its discretion.

Proposal 1

The Company’s stockholders adopted and approved an amendment to our Amended and Restated Certificate of Incorporation that effects a reverse stock split at a ratio of not less than 1-for-20 and not greater than 1-for-60, with the exact ratio and effective time of the reverse stock split to be determined by the Company's board of directors at any time within one year of the date of the Special Meeting.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
105,543,234	34,421,572	2,926,283	—

Proposal 2

The Company’s stockholders approved the Company's 2019 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
50,059,002	21,041,387	15,693,726	56,096,974

Proposal 3

The Company's stockholders approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,182,242	38,981,494	24,727,353	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	September 10, 2019	By:		/s/ Barbara A. Wood
			Name:	Barbara A. Wood
			Title:	Executive Vice President, General Counsel